Filed Pursuant to Rule 497(e)
                                         1933 Act Registration No. 33-10207



                       SUPPLEMENT DATED SEPTEMBER 24, 1997
                    TO THE PROSPECTUS DATED DECEMBER 4, 1996
                                       OF
                             IAI LATIN AMERICA FUND
                 (a portfolio of IAI Investment Funds III, Inc.)


MANAGEMENT

         The following replaces the third paragraph under "Management".


     An investment committee, headed by Roy Gillson, has been responsible for the management of the Fund since May 1997. Mr. Gillson is IAI International's Chief Investment Officer and a member of its Board of Directors. Mr. Gillson has served as a portfolio manager since joining IAI International in 1983.